Exhibit 4.5

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                             First Warrant Agreement

                           Dated as of March 14, 2000

                                      among

                    Windsor Woodmont Black Hawk Resort Corp.

                                       and

                                 SunTrust Bank,
                                as Warrant Agent



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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

1.       Appointment of Warrant Agent..........................................1

2.       Warrant Certificates..................................................2

3.       Execution of Warrant Certificates.....................................2

4.       Registration and Countersignature.....................................3

5.       Registration of Transfers and Exchanges...............................3

6.       Terms and Exercise of Warrants.......................................18

7.       Payment of Taxes.....................................................20

8.       Mutilated or Missing Warrant Certificates............................21

9.       Reservation of Warrant Shares........................................21

10.      Initial Public Offering and Stock Exchange Listings..................22

11.      Adjustment of Number of Warrant Shares Issuable......................22

12.      Anti-Dilution........................................................33

13.      Fractional Interests.................................................33

14.      Put Provision.  .....................................................33

15.      Tag-Along and Drag-Along Rights......................................34

16.      Notices to  Holders of Warrants and the Warrant Agent................37

17.      Merger, Consolidation or Change of Name of Warrant Agent.............38

18.      Warrant Agent........................................................39

19.      Resignation and Removal of Warrant Agent.............................41

20.      Registration.........................................................42

21.      Reports..............................................................42

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22.      Notices to the Company and Warrant Agent.............................43

23.      Supplements and Amendments...........................................44

24.      Successors...........................................................44

25.      Termination..........................................................44

26.      GOVERNING LAW........................................................44

27.      Benefits of This Agreement...........................................44

28.      Counterparts.........................................................45

29.      Initial Public Offering..............................................45

30.      Compliance With Laws.................................................45

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                             FIRST WARRANT AGREEMENT
                             -----------------------


     THIS FIRST WARRANT AGREEMENT ("Agreement"), dated as of March 14, 2000 (the "Closing Date"), is by and between Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Company"), and SunTrust Bank, as warrant agent (the "Warrant Agent").

     WHEREAS, the Company has entered into a Purchase Agreement (the "Purchase Agreement") dated as of March 14, 2000, with the purchasers set forth on the signature pages thereto (each, a "Unit Purchaser" and collectively, the "Unit Purchasers") under which the Company has agreed to sell to the Unit Purchasers 100,000 of the Company's units (the "Units"), each Unit consisting of $1,000 principal amount of the Company's 13% First Mortgage Notes due 2006 (each, a "Series A Note" and collectively, the "Series A Notes", and, together with any notes issued in exchange therefor, the "Notes") and one warrant (each, a "Warrant" and collectively, the "Warrants" and, together with the Units, the Notes (as defined herein) and the shares of common stock issuable upon exercise of the Warrants, the "Securities") to purchase 342,744 shares ("Warrant Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), of the Company, subject to the terms and conditions set forth herein;

     WHEREAS, the Company has entered into a Subordinated Loan Agreement dated as of March 14, 2000, with Hyatt Gaming Management, Inc. ("Hyatt Gaming") under which the Company has agreed to sell Warrants to purchase 33,887 Warrant Shares to Hyatt Gaming in connection with the issuance and sale to Hyatt Gaming of $7.5 million aggregate principal amount of the Company's 15.5% Second Mortgage Notes due 2010 (the "Second Mortgage Notes"), subject to the terms and conditions set forth herein;

     WHEREAS, the Company has agreed to sell Warrants to U. S. Bancorp Libra ("Libra") to purchase 80,031 Warrant Shares in connection with Libra acting as placement agent with respect to the offering of the Units, subject to the terms and conditions set forth herein;

     WHEREAS, the Company desires the Warrant Agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     1. Appointment of Warrant Agent.
        ----------------------------

     The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.




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     2. Warrant Certificates.
        --------------------

     The certificates evidencing the Warrants (the "Warrant Certificates") shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto.

     Each Warrant Certificate to be issued in global form (a "Global Warrant") shall represent such of the outstanding Warrants as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and exercises. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent or the depositary with respect to the Global Warrants (the "Depositary") in accordance with instructions given by the holder thereof. The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Warrants.

     Beneficial owners of interests in a Global Warrant may receive Warrants in definitive form (the "Definitive Warrants"), substantially in the form of Exhibit A attached hereto (but without the text referred to in footnote 1 thereto) in the name of such beneficial owners in accordance with the procedures of the Warrant Agent and the Depositary. In connection with the execution and delivery of such Definitive Warrants, the Warrant Agent shall reflect on its books and records a decrease in the amount of the Warrants represented by the relevant Global Warrant equal to the amount of such Definitive Warrants and the Company shall execute and the Warrant Agent shall countersign and deliver one or more Definitive Warrants in an aggregate amount equal to the amount of such decrease.

     Definitive Warrants shall initially be issued to Hyatt Gaming and Libra. Each of Hyatt Gaming and Libra may deliver its Definitive Warrant to the Warrant Agent and may request that the Warrant Agent reflect such holder's interests in such holder's Warrants in the form of a Global Warrant.

     3. Execution of Warrant Certificates.
        ---------------------------------

        (a) Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.


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        (b) In case any officer of the Company who shall have signed any of the
Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

        (c) Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

     4. Registration and Countersignature.
        ---------------------------------

        (a) The Warrant Agent, on behalf of the Company, shall number and register the Warrant Certificates in a register as they are issued by the Company.

        (b) In the case of offers and sales of Warrants outside the United States without registration under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall, and the Warrant Agent, on behalf of the Company, shall refuse register any transfer of the Warrants not made in accordance with the provisions of Regulation S under the Securities Act; provided, however, that if foreign law prevents the Company from refusing to register securities transfers, other reasonable procedures (such as a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S under the Securities Act) shall be implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S under the Securities Act.

        (c) Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer or the Controller of the Company, initially countersign, issue and deliver Warrant Certificates entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrant Certificates as otherwise provided in this Agreement.

        (d) The Company and the Warrant Agent may deem and treat a registered holder of a Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     5. Registration of Transfers and Exchanges.
        ---------------------------------------

        (a) Transfer and Exchange of Global Warrants. A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, by the Depositary or any such nominee to a successor


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Depositary or a nominee of such successor Depositary. A Global Warrant will be exchanged by the Company for Definitive Warrants if (i) the Company delivers to the Warrant Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that a Global Warrant (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent; provided that in no event shall a Regulation S Global Warrant (as defined herein) be exchanged by the Company for Definitive Warrants prior to (x) the expiration of the Restricted Period (as defined herein) and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903 under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Warrants shall be issued in such names as the Depositary shall identify as beneficial owners to the Warrant Agent. Global Warrants also may be exchanged or replaced, in whole or in part. Every Warrant authenticated and delivered in exchange for, or in lieu of, a Global Warrant or any portion thereof, pursuant to this Section 5, shall be authenticated and delivered in the form of, and shall be, a Global Warrant. A Global Warrant may not be exchanged for another Warrant other than as provided in this Section 5(a); however, beneficial interests in a Global Warrant may be transferred and exchanged as provided in Section 5(b) or (c) hereof.

        (b) Transfer and Exchange of Beneficial Interests in the Global Warrants. The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Agreement and the rules and procedures of the Depositary, Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear"), and Clearstream Banking, Societe Anonyme ("Clearstream") that apply to such transfer or exchange (the "Applicable Procedures"). Beneficial interests in a Global Warrant bearing the Private Placement Legend (as defined herein) (a "Restricted Global Warrant") shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Warrants also shall require compliance with either subparagraph (i) or
(ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

        (i) Transfer of Beneficial Interests in the Same Global Warrant. Beneficial interests in any Restricted Global Warrant may be transferred to any individual, corporation, partnership, limited-liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity (each, a "Person") who takes delivery thereof in the form of a beneficial interest in the same Restricted Global Warrant in accordance with the transfer restrictions set forth in the legend set forth in Section 5(f) hereof (the "Private Placement Legend"); provided, however, that prior to the expiration of the one-year restricted period as defined in Regulation S under the Securities Act (the "Restricted Period"), transfers of beneficial interests in the Global Warrant bearing the Private Placement Legend and deposited with or on behalf of the Depositary and registered in


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                the name of the Depositary or its nominee, issued in an amount equal to the outstanding Warrants initially sold in reliance on Rule 903 of Regulation S (the "Regulation S Global Warrant") may not be made to a U.S. person (as defined in Rule 902(o) under the Securities Act) or for the account or benefit of a U.S. person. Beneficial interests in any Unrestricted Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the legend set forth in Section 2 hereof and that has the "Schedule of Exchanges of Global Warrants" attached thereto, and that is deposited with or on behalf of the Depositary, representing Warrants that do not bear the Private Placement Legend) may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Agent to effect the transfers described in this Section 5(b)(i).

        (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Warrant. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 5(b)(i) above, the transferor of such beneficial interest must deliver to the Warrant Agent either (A)(1) a written order from a Person who has an account with the Depositary, Euroclear or Clearstream (a "Participant") or with a Person who has an account with a Participant (an "Indirect Participant") given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Warrant Agent containing information regarding the Person in whose name such Definitive Warrant shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Warrants be issued upon the transfer or exchange of beneficial interests in the Regulation S Global Warrant prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903 under the Securities Act. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Agreement, the Warrant Agent shall adjust the amount of the relevant Global Warrant(s) pursuant to Section 5(g) hereof.

        (iii) Transfer of Beneficial Interests to Another Restricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be transferred to a Person who takes delivery thereof in the


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                form of a beneficial interest in another Restricted Global
                Warrant if the transfer complies with the requirements of
                Section 5(b)(ii) above and the Warrant Agent receives the following:

                (A) if the transferee will take delivery in the form of a beneficial interest in a 144A Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the Private Placement Legend and that is deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an amount equal to the amount of Warrants sold in reliance on Rule 144A under the Securities Act), then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Warrant, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the Private Placement Legend and that is deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an amount equal to the amount of Warrants sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) ("IAI")), then the --- transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and Opinion of Counsel required by item
                        (3) thereof, if applicable.

        (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Warrant for Beneficial Interests in the Unrestricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Warrant or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant if the exchange or transfer complies with the requirements of Section 5(b)(ii) above and:

                (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                (B)     the Warrant Agent receives the following:


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                        (1)     if the holder of such beneficial interest in a
                                Restricted Global Warrant proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (l)(a) thereof; or

                        (2) if the holder of such beneficial interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

        and, in each such case set forth in this subparagraph (B), if the Warrant Agent or the Company so requests or if the Applicable Procedures so require, an opinion of counsel from legal counsel reasonably acceptable to the Warrant Agent or the Company, as applicable, (an "Opinion of Counsel") to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

        If any such transfer is effected pursuant to subparagraph (B) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of written instructions from the Company, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in an aggregate amount equal to the aggregate amount of beneficial interests transferred pursuant to subparagraph (B) above.

        Beneficial interests in an Unrestricted Global Warrant cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Warrant.

        (c) Transfer or Exchange of Beneficial Interests for Definitive
Warrants.

        (i) Beneficial Interests in Restricted Global Warrants to Restricted Definitive Warrants. If any holder of a beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Warrant, then, upon receipt by the Warrant Agent of the following documentation:

                (A) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant,


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                        a certificate from such holder in the form of Exhibit C
                        hereto, including the certifications in item (2)(a) thereof;

                (B) if such beneficial interest is being transferred to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "QIB") in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                (C) if such beneficial interest is being transferred to a person who is not a U.S. person (a "Non-U.S. Person") in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                (E) if such beneficial interest is being transferred to an IAI in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                (F) if such beneficial interest is being transferred to the Company or any of its subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cause the aggregate amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 5(g) hereof, and the Company shall execute and the Warrant Agent shall

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        countersign and deliver to the Person designated in the instructions a
        Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 5(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Agent through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 5(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                Notwithstanding Sections 5(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Global Warrant may not be exchanged for a Definitive Warrant or transferred to a Person who takes delivery thereof in the form of a Definitive Warrant prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903 under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

        (ii) Beneficial Interests in Restricted Global Warrants to Unrestricted Definitive Warrants. A holder of a beneficial interest in a Restricted Global Warrant may exchange such beneficial interest for an Unrestricted Definitive Warrant or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant only if:

                (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                (B)     the Warrant Agent receives the following:

                        (1) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (l)(b) thereof; or

                        (2) if the holder of such beneficial interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a


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                                Definitive Warrant that does not bear the
                                Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                and, in each such case set forth in this subparagraph (B), if the Warrant Agent or the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent or the Company, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

        (iii) Beneficial Interests in Unrestricted Global Warrants to Unrestricted Definitive Warrants. If any holder of a beneficial interest in an Unrestricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Warrant, then, upon satisfaction of the conditions set forth in Section 5(b)(ii) hereof, the Warrant Agent shall cause the aggregate amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 5(g) hereof, and the Company shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 5(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Agent through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 5(c)(iii) shall not bear the Private Placement Legend.

        (d) Transfer and Exchange of Definitive Warrants for Beneficial
Interests.

        (i) Restricted Definitive Warrants to Beneficial Interests in Restricted Global Warrants. If any holder of a Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant or to transfer such Restricted Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Warrant, then, upon receipt by the Warrant


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                Agent of such Restricted Definitive Warrant duly endorsed for transfer, together with the following documentation:

                (A) if the holder of such Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                (B) if such Restricted Definitive Warrant is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                (C) if such Restricted Definitive Warrant is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                (D) if such Restricted Definitive Warrant is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof;

                (E) if such Restricted Definitive Warrant is being transferred to an IAI in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                (F) if such Restricted Definitive Warrant is being transferred to the Company or any of its subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof; or

                (G) if such Restricted Definitive Warrant is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cancel the Restricted Definitive Warrant delivered by such holders and increase or cause to be increased the aggregate amount of, in the case of clause (A) above, the appropriate Restricted Global Warrant, in the case of clause (B) above, the 144A Global Warrant, in the case of clause (C) above, the Regulation S Global Warrant, and in all other cases, the IAI Global Warrant.

        (ii) Restricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A holder of a Restricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Restricted Definitive Warrant to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant only if:

                (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                (B) the Warrant Agent receives such Restricted Definitive Warrant duly endorsed for transfer, together with the following:

                        (1) if the holder of such Definitive Warrants proposes to exchange such Warrants for a beneficial interest in the Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (l)(c) thereof; or

                        (2) if the holder of such Definitive Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                        and, in each such case set forth in this subparagraph
                        (B), if the Warrant Agent or the Company so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent or the Company, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of any of the subparagraphs in this Section 5(d)(ii), the Warrant Agent shall cancel the Definitive Warrants and increase or cause to be increased the aggregate amount of the Unrestricted Global Warrant.

        (iii) Unrestricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A holder of an Unrestricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant at any time. Upon receipt of a request for such an exchange or transfer, the Warrant Agent shall cancel the applicable Unrestricted Definitive Warrant and increase or cause to be increased the aggregate amount of one of the Unrestricted Global Warrants.

                If any such exchange or transfer from a Definitive Warrant to a beneficial interest is effected pursuant to subparagraphs (ii) or (iii) above at a time when an Unrestricted Global Warrant has not yet been issued, the Company shall issue and, upon receipt of written instructions from the Company, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in an aggregate amount equal to the amount of Definitive Warrants so transferred and shall cancel the applicable Unrestricted Definitive Warrant.

        (e) Transfer and Exchange of Definitive Warrants for Definitive Warrants. Upon request by a holder of Definitive Warrants and such holder's compliance with the provisions of this Section 5(e), the Warrant Agent shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting holder shall present or surrender to the Warrant Agent the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent duly executed by such holder or by his attorney, duly authorized in writing. In addition, the requesting holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 5(e).

        (i) Restricted Definitive Warrants to Restricted Definitive Warrants. Any Restricted Definitive Warrant may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Warrant if the Warrant Agent receives the following:

                (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

        (ii) Restricted Definitive Warrants to Unrestricted Definitive Warrants. Any Restricted Definitive Warrant may be exchanged by the holder thereof for an Unrestricted Definitive Warrant or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Warrant if:

                (A) any such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                (B)     the Warrant Agent receives the following:

                        (1) if the holder of such Restricted Definitive Warrants proposes to exchange such Warrants for an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (l)(d) thereof; or

                        (2) if the holder of such Restricted Definitive Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (4) thereof;

                and, in each such case set forth in this subparagraph (B), if the Warrant Agent or the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent or the Company, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

        (iii) Unrestricted Definitive Warrants to Unrestricted Definitive Warrants. A holder of Unrestricted Definitive Warrants may transfer such Warrants to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant.

                Upon receipt of a request to register such a transfer, the Warrant Agent shall register the Unrestricted Definitive Warrants pursuant to the instructions from the holder thereof.

        (f) Legends. The following legend shall appear on the face of all Global Warrants and Definitive Warrants issued under this Agreement unless specifically stated otherwise in the applicable provisions of this Agreement.

        (i) Except as permitted by subparagraph (ii) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THIS PARAGRAPH. IN ADDITION, COLORADO GAMING AUTHORITIES MAY LIMIT, RESTRICT, OR PROHIBIT THE OFFER, SALE, PLEDGE OR TRANSFER OF THIS SECURITY OR THE EXERCISE OF THIS SECURITY INTO COMMON STOCK. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                        (1) REPRESENTS THAT (i) IT IS A "QUALIFIED INSTITUTIONAL
                BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT (a "QIB"), (ii) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT, (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT (an "IAI")), OR (iv) IT HAS ACQUIRED THIS SECURITY IN COMPLIANCE WITH CLAUSE (vi) OF THE NEXT PARAGRAPH;

                        (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER
                THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY

                BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE ACT, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR
                (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                        (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM
                THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY AND ALL SECURITIES ISSUED IN EXCHANGE THEREFORE, IN SUBSTITUTION THEREOF OR UPON CONVERSION THEREOF IN VIOLATION OF THE FOREGOING."

        (ii) Notwithstanding the foregoing, any Global Warrant or Definitive Warrant issued pursuant to subparagraphs (b)(iv), (c)(ii),
                (c)(iii), (d)(ii), (d)(iii), (e)(ii) or (e)(iii) to this Section 5 and all Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

        (g) Cancellation and/or Adjustment of Global Warrants. At such time as all beneficial interests in a particular Global Warrant have been exchanged for Definitive Warrants or a particular Global Warrant has been redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with
Section 5(k). At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an adjustment shall be made on such Global Warrant or on the schedule maintained by the Depositary in respect of such Global Warrant for such purposes, in accordance with the rules and procedures of the Depositary, or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an adjustment shall be made on the books and records of the Warrant Agent respecting such Global Warrant or by the Depositary at the direction of the Warrant Agent to reflect such increase.

        (h) Indemnification. Each holder of a Certificate agrees to indemnify the Company and the Warrant Agent against any losses, claims, liabilities, damages or expenses, whatsoever, that may result from the transfer, exchange or assignment of such holder's Warrant Certificate in violation of any provision of this Agreement and/or applicable law.

        (i) Depositary. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrants, as the case may be, held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrants for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Warrants.

        (j) Notices. The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to this Section 5. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

        (k) Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Section 5 in case of an exchange, Section 6 hereof in case of the exercise of less than all the Warrants represented thereby or Section 8 hereof in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such canceled Warrant Certificates as the Company may direct in writing.

        (l) Countersignature of New Certificates. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 5 and of Section 4 hereof, the new Warrant Certificates required pursuant to the provisions of this Section 5.

        (m) Charges. No service charge shall be made for registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. The Company may require from holders of Warrants payment of a sum sufficient to cover all taxes and/or other governmental charges (including, without limitation, documentary and stamp taxes) that may be imposed in connection with any registration, transfer or exchange of Warrant Certificates.

     6. Terms and Exercise of Warrants.
        ------------------------------

        (a) Subject to the terms of this Agreement, each holder of Warrants shall have the right, which may be exercised during the period commencing immediately upon issuance (the "Warrant Exercise Commencement Date"), and until 5:00 p.m., New York City time on March 15, 2010 (such time and date, the "Warrant Expiration Date, and such period, the "Warrant Exercise Period") to receive from the Company upon payment of the exercise price (the "Exercise Price") and subject to other conditions to exercise the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside.

        (b) Each holder of Warrants may exercise its right, during the Warrant Exercise Period, to receive Warrant Shares when such holder pays in full the Exercise Price to the Company. The Exercise Price may be paid (i) in cash or by certified or official bank check or by wire transfer to an account that the Company has designated for that purpose; (ii) by tendering Notes or Second Mortgage Notes in a principal amount, in each case, plus accrued and unpaid interest, at the time of tender equal to the Exercise Price (a "Note Cashless Exercise"); (iii) without the payment of cash, by reducing the number of shares of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of the Warrant equal to the product of (x) the number of shares of Common Stock for which the Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash) and (y) the Cashless Exercise Ratio (as defined herein) (a "Warrant Cashless Exercise"); or
(iv) by any combination of the methods identified in clauses (i), (ii) or (iii).

        The "Cashless Exercise Ratio" will equal a fraction, the numerator of which is the excess of the Fair Value (as defined in Section 11 (i)) per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Fair Value per share of the Common Stock on the Exercise Date. When a holder of Warrants surrenders a Warrant Certificate representing more than one Warrant in connection with his option to elect a Warrant Cashless Exercise, the number of shares of Common Stock deliverable upon a Warrant Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that such holder specifies are to be exercised pursuant to a Warrant Cashless Exercise multiplied by the Cashless Exercise Ratio. All provisions of the Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Warrant Cashless Exercise for less than the full number of Warrants represented thereby.

        (c) Each Warrant not exercised prior to the Warrant Expiration Date shall lapse and become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants. The Company will give notice of expiration of the Warrants not less than 45 and not more than 90 days prior to the Expiration Date to the registered holders of the then outstanding Warrants and to the Warrant Agent. If the Company fails to give such notice, the Warrants will not expire until 45 days after the Company gives notice. In no event will holders of Warrants be entitled to any damages or other remedy for the Company's failure to give such notice other than any such extension.

        (d) In order to exercise all or any of the Warrants represented by a Warrant Certificate, (i) in the case of Definitive Warrants, the holder thereof must surrender for exercise the Warrant Certificate to the Company at the office of the Warrant Agent at its corporate trust office set forth in Section 22 (which office shall be maintained in New York) hereof, or the affiliate office of the Warrant Agent (which office shall be maintained in New York), (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and
(iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to the Company at the office of the Warrant Agent the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent in New York for the account of the Company of the Exercise Price, which is set forth in the form of Warrant Certificate attached hereto as Exhibit A, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised.

        (e) Subject to the provisions of Section 7 hereof, upon compliance with clause (b) above, the Company shall deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of a holder of Warrants and in such name or names as such holder or Agent Member may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such holder is entitled hereunder, together with cash (if any) as provided in Section 13 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in Section 11(n) hereof, or a tender offer or an exchange offer for shares of Common Stock shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 13 hereof (if any). Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

        (f) The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the holder, and shall deliver the new Definitive Warrant to the Person or Persons entitled to receive the same. The Warrant Agent shall make such notations on Schedule A to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

        (g) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all moneys received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

        (h) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection upon reasonable notice by the registered holders during normal business hours at its office. The Company shall supply the Warrant Agent with such numbers of copies of this Agreement as the Warrant Agent may reasonably request from time to time.

        (i) Regulatory Restrictions. Pursuant to the Colorado Limited Gaming Act, after the Company has been issued a Colorado Gaming License by the Colorado Gaming Authorities, the Company may not issue Common Stock to any holder of Warrants without the prior approval, licensing and registration of such holder as a shareholder of the Company by the Colorado Gaming Authorities (as defined in the Indenture).

     7. Payment of Taxes.
        ----------------

     The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder Certificate surrendered upon the exercise of a Warrant, and Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to Company the amount of such tax or shall have established to the satisfaction of Company that such tax has been paid. Holders will be responsible for the payment of any and all brokerage costs, documentary, stamp and transfer taxes and associated costs and expenses upon the subsequent sale of Warrant Shares.

     8. Mutilated or Missing Warrant Certificates.
       -----------------------------------------

     In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity or bond, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as Company or the Warrant Agent may prescribe.

     9. Reservation of Warrant Shares.
        -----------------------------

        (a) The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

        (b) The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of Capital Stock issuable upon the exercise of any of the rights of the Warrants as aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of Capital Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 17 hereof. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 13.

        (c) The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue in accordance with the terms of this Agreement, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

     10. Initial Public Offering and Stock Exchange Listings.
         ---------------------------------------------------

        (a) Initial Public Offering. The Company agrees not to make an initial public offering of any class of Capital Stock (other than the class of Capital Stock into which the warrants are exercisable) without adopting an amendment to the terms of the Company's articles of incorporation that shall be necessary to provide that the Warrant Shares are convertible into such class of Capital Stock on a share-for-share or other equitable basis and that the rights, conditions and privileges attaching to such class of Capital Stock are not adverse to holders of the Warrant Shares.

        (b) Obtaining Stock Exchange Listings. The Company will from time to time use its reasonable best efforts to take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed, if any. Upon the listing of such Warrant Shares, the Company shall notify the Warrant Agent in writing. The Company will obtain and keep all required permits and records in connection with such listing.

     11. Adjustment of Number of Warrant Shares Issuable.
         -----------------------------------------------

     The number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. For purposes of this Section 11, "Common Stock" means, as applicable, shares now or hereafter authorized of any class of Common Stock of the Company and any other stock of the Company, however designated, that have the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

        (a) Adjustment for Change in Capital Stock. If the Company (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its Capital Stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its Capital Stock; then the number of shares issuable upon the exercise of the Warrants shall be proportionately adjusted so that any holder of Warrants thereafter exercised may receive the aggregate number and kind of shares of Capital Stock which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

        The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. The exercise privilege of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this
Section 11. Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed in this subsection (a) results in a comparable adjustment under any other provision of this Section 11, no adjustment shall be made under this subsection (a).

        (b) Adjustment for Rights Issue. If the Company distributes any Common Stock Equivalents (whether or not immediately exercisable) to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Fair Value per share on the record date relating to such distribution, the Warrant Number shall be adjusted in accordance with the following formula:

        W' = W x       O + N
        -------------------
        O + (N x P)/F

        where:

        W' = the adjusted Warrant Number

        W        =       the Warrant Number immediately prior to the record date
                         for any such distribution

        O        =       the number of shares of Common Stock outstanding on the
                         record date for any such distribution

        N        =       the number of additional shares of Common Stock
                         issuable upon exercise of such Common Stock Equivalents

        P        =       the exercise price per share of such Common Stock
                         Equivalents

        F        =       the Fair Value per share of Common Stock on the record
                         date for any such distribution

        The adjustment shall be made successively whenever any such Common Stock Equivalents are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive the Common Stock Equivalents. Subject to paragraph (q) of this Section 11, if at the end of the period during which such Common Stock Equivalents are exercisable, not all Common Stock Equivalents shall have been exercised, the adjusted Warrant Number (and any subsequent adjustment thereto) shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

        (c) Adjustment for Other Distributions. If the Company distributes to all holders of any of its classes of Common Stock (i) any evidences of indebtedness of the Company or any of its subsidiaries, or (ii) any assets, including cash, of the Company or any of its subsidiaries (in each case other than Common Stock Equivalents) to acquire any of the foregoing or to acquire any other securities of the Company, the Warrant Number shall be adjusted in accordance with the following formula:

        W' = W x      M
                  ---------
                    M - F

        where:

               W'     =       the adjusted Warrant Number

               W      =       the Warrant Number immediately prior to the record
                              date mentioned below

               M      =       the Fair Value per share of Common Stock on the
                              record date mentioned below

               F      =       the Fair Value on the record date mentioned below
                              of the shares, the indebtedness or assets distributable to the holder of one share of Common
                              Stock

        The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the distribution.

        This Section 11(c) does not apply to, and no adjustment shall be made whatsoever for, cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles. Also, this Section 11(c) does not apply to, and no adjustment shall be made pursuant to this
Section 11(c) with respect to, Cash Equivalents referred to in Section 11(b) or for which adjustments are made under any other provision of this Section 11.

        (d) Adjustment for Common Stock Issue at less than Fair Value. If the Company issues shares of Common Stock for a consideration per share less than the Fair Value per share on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the following formula:

        W' = W x          A
                  -----------------
                       O + (P/M)
        where:

               W'       =       the adjusted Warrant Number

               W        =       the Warrant Number immediately prior to any
                                such issuance

               O        =       the number of shares of Common Stock outstanding
                                immediately prior to the issuance of such additional shares of Common Stock

               P        =       the aggregate consideration received for the
                                issuance of such additional shares of Common
                                Stock

               M        =       the Fair Value per share of Common Stock on the
                                date of issuance of such additional shares

               A        =       the number of shares of Common Stock outstanding
                                immediately after the issuance of such
                                additional shares of Common Stock

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        This subsection (d) does not apply to and no adjustment shall be made pursuant to this subsection (d) with respect to any of the transactions described in subsections (b) and (c) of this Section 11 or for which adjustments are made under any other provision of this Section 11.

        (e) Adjustment for Convertible Securities Issued at Less than Fair Value. If the Company issues any Common Stock Equivalents (other than Common Stock Equivalents issued in transactions described in subsection (a), (b), (c) or (d) of this Section 11) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such Common Stock Equivalents less than the Fair Value per share on the date the Company fixes the offering price of such securities, the Warrant Number shall be adjusted in accordance with the following formula:

        W' = W x       O + D
                  ---------------
                     O + (P/M)

       where:

               W'       =       the adjusted Warrant Number

               W        =       the Warrant Number immediately prior to any such
                                issuance

               O        =       the number of shares of Common Stock outstanding
                                immediately prior to the issuance of such Commom
                                Stock Equivalents

               P        =       the   sum   of   the   aggregate consideration
                                received   for   the issuance   of  such
                                Common   Stock  Equivalents    and   the
                                aggregate minimum consideration receivable by the Company for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such Common Stock Equivalents

               M        =       the Fair Value per share of Common Stock on the
                                date of issuance of such Common Stock
                                Equivalents

               D        =        the  maximum  number  of shares of Common
                                 Stock deliverable upon conversion or in exchange for or upon exercise of such Common
                                 Stock Equivalents at the initial conversion, exchange or exercise rate

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        If all of the shares deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Warrant Number (and any subsequent adjustment thereto) shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such Common Stock Equivalents.

        (f) Adjustment for Common Stock Issue at Less than Fair Value on Closing Date. If the Company issues shares of Common Stock for a consideration per share less than $16.50 (the Fair Value per share on March 14, 2000), which amount shall be adjusted from time to time, as a result of any stock splits, stock exchanges, stock dividends or other reclassifications (the "Closing Date Price") but greater than the Fair Value per share on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the following formula:

        W' = W x          A
                  -----------------
                      O + (P/M)

        where:

               W'       =       the adjusted Warrant Number

               W        =       the Warrant Number immediately prior to any such
                                issuance

               O        =       the number of shares of Common Stock outstanding
                                immediately prior to the issuance of such additional shares of Common Stock

               P        =       the aggregate consideration received for the
                                issuance of such additional shares of Common
                                Stock

               M        =       the Closing Date Price

               A        =       the  number  of  shares  of Common Stock
                                outstanding  immediately after the  issuance  of
                                such   additional shares of Common Stock.

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        This subsection (f) does not apply to and no adjustment shall be made pursuant to this subsection (f) with respect to any of the transactions described in subsections (b) and (c) of this Section 11 or for which adjustments are made under any other provision of this Section 11.

        (g) Adjustment for Convertible Securities Issued at Less than Fair Value on Closing Date. If the Company issues any Common Stock Equivalents (other than Common Stock Equivalents issued in transactions described in subsection (a),
(b), (c) or (d) of this Section 11) for a consideration per share of Common Stock initially deliverable upon conversion, exchange or exercise of such Common Stock Equivalents less than the Closing Date Price but greater than the Fair Value per share on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the following formula:

        W' = W x       O + D
                  ---------------
                     O + (P/M)

               where:

               W'       =       the adjusted Warrant Number

               W        =       the Warrant Number immediately prior to any such
                                issuance

               O        =       the number of shares of Common Stock outstanding
                                immediately prior to the issuance of such Common
                                Stock Equivalents

               P         =       the   sum of the aggregate consideration
                                 received for the issuance of such Common Stock
                                 Equivalents and the aggregate minimum
                                 consideration receivable by the Company for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such Common
                                 Stock Equivalents

               M         =       the Closing Date Price

               D         =       the  maximum  number  of shares of Common
                                 Stock deliverable upon conversion or in
                                 exchange for or upon  exercise of such
                                 Common Stock Equivalents at the initial conversion, exchange or exercise rate

        The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

        If all of the shares deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Warrant Number (and any subsequent adjustment thereto) shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion or exchange of such Common Stock Equivalents.

        (h) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d), (e), (f) and (g) of this
Section 11, the following shall apply:

                (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that deductions may be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive for issuances having a fair market value in the aggregate of less than $1,000,000, and described in a resolution thereof which shall be filed with the Warrant Agent;

                (3) in the case of the issuance of Common Stock Equivalents, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such Common Stock Equivalents plus the additional consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

                (4) in the case of the issuance of shares of Common Stock pursuant to Common Stock Equivalents which Common Stock Equivalents were originally issued together with one or more other securities as part of a unit, the consideration shall be deemed to be (i) the Fair Value of such Common Stock Equivalents at the time of issuance thereof as determined in good faith by the Board of Directors whose determination shall be conclusive for issuances having a fair market value in the aggregate of less than $1,000,000 and described in a resolution thereof which shall be filed with the Warrant Agent plus (ii) the additional consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clause (1) and (2) of this subsection).

        (i) Definitions.

        "Affiliate" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

        "Common Stock Equivalent" means any right, option, warrant or other security which may be exercised, converted or exchanged for a share or shares of Common Stock.

        "Fair Value" per security at any date of determination shall be (1) in connection with a sale by the Company to a party that is not an Affiliate of the Company in an arm's-length transaction (a "Non-Affiliate Sale"), the price per security at which such security is sold and (2) in connection with any sale by the Company to an Affiliate of the Company, (a) if such security is traded on a national securities exchange or Nasdaq, the average of the high and low closing sales prices of such security on such national securities exchange or Nasdaq during the ten trading day period beginning twelve days prior to such proposed sale, (b) or if (a) is not applicable, the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination or (c) if clauses (a) and (b) are not applicable, the fair market value of such security determined in good faith by a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of the Company, in each case, taking into account, among all other factors deemed relevant by such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or Nasdaq on which such security is traded. Notwithstanding the foregoing, any sale pursuant to a firm commitment underwritten public offering registered under the Securities Act shall be deemed to be and treated as a Non-Affiliate Sale.

        "Warrant Number" means, with respect to each Warrant and as of any date of determination, that number of fully paid and non-assessable shares of Common Stock, issuable upon exercise of such Warrant as of such date, as may be adjusted from time to time pursuant to Section 11.

        (j) When De Minimis Adjustment May Be Deferred. No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 1/10% in the Warrant Number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

        (k) No Dilution of Impairment. The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, the Company (1) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (2) will not take any action which results in any adjustment of the Warrant Number if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

        A consolidation, merger, reorganization or transfer of assets involving the Company covered by Section 11(n) shall not be prohibited by or require any adjustment under this Section 11(k).

        (l) Notice of Adjustment. Whenever the Warrant Number is adjusted, the Company shall provide the notices required by Section 16 hereof.

        (m) Notice of Certain Transactions. If (i) the Company takes any action that would require an adjustment in the Warrant Number pursuant to this Section 11, (ii) the Company takes any action that would require a supplemental Warrant Agreement pursuant to Section 11(n) hereof or (iii) there is a liquidation or dissolution of the Company, then the Company shall mail to the Warrant Agent and the holders of Warrants a notice stating the proposed record date (if any) for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity or proposed timing of the transaction.

        (n) Reorganization of the Company. If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become the right to receive the kind and amount of securities, cash or other assets which the holder of Warrants would have owned immediately after the consolidation, merger, transfer or lease as if such holder had exercised such Warrants immediately before the effective date of the transaction. However, if
(1) the Company consolidates, merges or transfers or leases all or substantially all of its assets to a Person other than an Affiliate in an arms-length transaction and, in connection therewith, the consideration payable to the holders of Common Stock in exchange for their shares is payable solely in cash or (2) the Company dissolves, liquidates or winds-up, then holders of Warrants will be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately before such event, less the Exercise Price. Upon receipt of such payment, if any, the Warrants will expire and each holder's rights as a holder of Warrants will cease. In the case of any such consolidation, merger or sale of assets, the surviving or acquiring Person must, and if the Company dissolves, liquidates or winds-up, the Company must deposit promptly with the Warrant Agent the funds, if any, required to pay any holder of Warrants. After the funds and the surrendered Warrant Certificates are received, the Warrant Agent is required to deliver a check in the appropriate amount (or, in the case of consideration other than cash, such other consideration as is appropriate) to such persons or entities as the Warrant Agent may be directed by any holder of Warrants in writing.

        Concurrently with the consummation of such transaction, the entity formed by or surviving any such consolidation or merger if other than the Company, or the Person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 11(n). The successor entity shall mail to holders of Warrants a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an Affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

        (o) When No Adjustment Required. No adjustment need be made for a transaction referred to in this Section 11 hereof, if holders of Warrants are to participate in the transaction on a basis (and with notice) that the Board of Directors determines to be fair and appropriate in light of the basis (and notice) on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to employee stock incentive plans so long as the exercise price with respect to such rights is equal to the Fair Value of the underlying Common Stock on the date of issuance of such rights, and so long as such rights granted under such plans, in the aggregate, do not exceed 5% of the Fully Diluted Number of shares of Common Stock, (ii) the issuance of Common Stock or other Common Stock Equivalents upon the exercise of any Warrants issued pursuant to this Agreement or pursuant to the Second Warrant Agreement dated as of the Closing Date (the "Other Warrant Agreement") by and among the Company and the Warrant Agent with respect to the issuance of Warrants (the "Other Warrants") in connection with certain investors, purchase of the Company's Series B Preferred Stock, (iii) Common Stock or Common Stock Equivalents issued in a firm commitment underwritten public offering at a price per share in excess of the Closing Date Price, (iv) issuance of Common Stock or Common Stock Equivalents pursuant to an acquisition, merger or similar transaction in an arms- length negotiation with a non-Affiliate at a price per share in excess of the Closing Date Price, or (v) a change in the par value or no par value of the Common Stock. To the extent the

Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on any cash amounts relating to adjustments hereunder.

        For purposes of this Section 11(o), "Fully Diluted Number" means, as of any date of determination, the number of shares of Common Stock outstanding as of such date plus the number of shares of Common Stock issuable as of such date upon the exercise, conversion or exchange of all outstanding Common Stock Equivalents, whether or not such Common Stock Equivalents are then exercisable, convertible or exchangeable (including, without limitation, the Warrants).

        (p) Warrant Agent's Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 11 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 11(n) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this
Section 11 or any of the Company's other obligations hereunder.

        (q) When Issuance or Payment May Be Deferred. In any case in which this
Section 11 shall require that an adjustment in the Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the final adjustment or readjustment required in connection with the occurrence of such event is able to be made (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other Capital Stock , if any, issuable upon such exercise over and above the Warrant Shares and other Capital Stock, if any, issuable upon such exercise on the basis of the Warrant Number immediately before adjustment is made for the specified event and
(ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 13 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other Capital Stock and cash upon the occurrence of the event requiring such adjustment, subject to the following sentence. Upon the final adjustment or readjustment required in connection with the occurrence of the event referred to in the previous sentence, the Company shall be required to deliver to a holder exercised after such date only such cash or number of Warrant Shares or Capital Stock issuable based upon the Warrant Number determined as of the time of such final adjustment or readjustment.

        (r) Form of Warrants. In respect of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

        (s) No Duplicative Adjustments. No adjustment shall be made under any provision of this Agreement for an issuance of securities by the Company for which an adjustment is made under any other provision of this Agreement. Furthermore, notwithstanding anything to the contrary herein, if an adjustment is made under this Section 11 upon the issuance by the Company of any Common Stock Equivalents, no further adjustment shall be made hereunder upon the exercise, conversion or exchange of such securities and the issuance of Common Stock therefrom.

     12. Anti-Dilution.
         -------------

     The Company hereby represents that on and as of the Closing Date the number of Warrant Shares into which the Warrants are exercisable initially represents the percentage of the issued and outstanding shares of Common Stock on a fully diluted basis as set forth on Schedule I hereto. For purposes of this paragraph, the phrase "on a fully diluted basis" shall include any and all Common Stock Equivalents, whether or not exercisable on such date. If either (1) the issuance of the Warrants on the Closing Date causes the application of the anti-dilution provisions of any of the Company's other Common Stock Equivalents outstanding as of the Closing Date to result in an increase in the number of shares of Common Stock issuable thereunder or (2) after the Closing Date the number of shares of Common Stock issuable upon the exercise of then outstanding Common Stock Equivalents (other than Warrants issuable under this Agreement or the Other Warrants issuable under the Other Warrant Agreement) is increased, such additional shares of Common Stock, or such shares of Common Stock issuable upon the exercise or conversion of such Common Stock Equivalents, as the case may be, will be included in the calculation of Common Stock on a fully diluted basis (unless any such Common Stock Equivalents (other than the Warrants) has a right to acquire Common Stock at an exercise price or conversion price greater than the greater of the Fair Value of Common Stock on the date of exercise or the Closing Date Price), and the number of Warrant Shares issuable upon exercise of each Warrant offered hereby automatically shall be adjusted upward by an amount sufficient to bring the total number of Warrant Shares issuable pursuant to the Agreement to a number representing the percentages of the then issued and outstanding shares of the Company's Common Stock on a fully diluted basis as set forth on Schedule I.

     13. Fractional Interests.
         --------------------

     Notwithstanding any adjustment required pursuant to this Agreement, the Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Fair Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

     14. Put Provision.
         -------------

     Each holder of Warrants has the right to require the Company to purchase all (but not less than all) of such holder's Warrants upon written notice to the Company after the occurrence of both: (i) the payment in full of all outstanding Notes whether at maturity or pursuant to an earlier redemption or repurchase and
(ii) the payment in full of all outstanding Second Mortgage Notes whether at maturity or pursuant to an earlier redemption or repurchase. The purchase price that the Company shall pay in cash (by wire transfer or check, in either case, as specified in such notice) for each share of Common Stock (or Common Stock Equivalent) issuable upon the exercise of all of such holder's Warrants shall equal (A) (i) (x) 6.0 multiplied by (y) the Company's EBITDA, in each case for the four fiscal quarters immediately preceding such purchase for which internal financial statements are available, minus (ii) the Company's Funded Debt, minus
(iii) the liquidation preference value of any of the Company's outstanding preferred stock plus (iv) the cash to be received by the Company upon the exercise of any Common Stock Equivalents having an exercise price less than the Fair Value of such Common Stock divided by (B) the Fully Diluted Number on the date of such purchase immediately prior to giving effect to such purchase. Such purchase shall be made by the Company at any time during the 180 days following the date of such written notice provided by such holder.

     "EBITDA" means, with respect to any four fiscal quarter period, the Company's consolidated net income (loss), determined in accordance with GAAP, excluding (i) any interest, taxes, depreciation or amortization and further excluding (ii) any gain or loss realized in connection with any sale of any assets (including, without limitation, dispositions pursuant to sale and leaseback transactions), any gain or loss realized in connection with the disposition of any securities by the Company or its subsidiaries, any gain or loss realized in connection with the extinguishment of any indebtedness of the Company or its subsidiaries, and any extraordinary or nonrecurring gain or loss.

     "Funded Debt" means, as of any date of determination, any indebtedness of the Company and its subsidiaries whether or not contingent, in respect of borrowed money, or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing capital lease obligations or the balance deferred and unpaid of the purchase price of any property or representing any hedging obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit, performance or other surety bonds and hedging obligations) would appear as a liability upon a balance sheet of the Company and its subsidiaries prepared in accordance with GAAP and, to the extent not otherwise included, the guarantee by the Company or any of its subsidiaries of any indebtedness of any other Person. The amount of any Funded Debt, as of any date of determination, shall be: (i) the accreted value thereof, in the case of any Funded Debt issued with original issue discount; and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Funded Debt.

     For purposes of this Section 14, "Fully Diluted Number" means, as of any date of determination, the number of shares of Common Stock outstanding as of such date plus the number of shares of Common Stock issuable as of such date upon the exercise, conversion or exchange of all outstanding Common Stock Equivalents, whether or not such Common Stock Equivalents are then exercisable, convertible or exchangeable (including, without limitation, the Warrants). Notwithstanding the foregoing, "Fully Diluted Number" shall exclude any Common Stock Equivalents having an exercise price in excess of the Fair Value of the Common Stock issuable upon the exercise of such Common Stock Equivalents.

     15.  Tag-Along and Drag-Along Rights.
          ------------------------------

          (a) Tag-Along Rights. In the event of any proposed transfer, sale or other disposition (collectively, a "Transfer") of Common Stock by any of the Existing Shareholders (as defined below) in any any transaction, or a series of related transactions involving shares of Common Stock aggregating at least 15% of the total shares of Common Stock then collectively owned by the Existing Shareholders to a Person (such other Person being hereinafter referred to as the "Proposed Purchaser"), other than pursuant to an Exempt Transfer (as defined below), each holder of Warrants or Warrant Shares shall have the right to require the Existing Shareholders to cause the Proposed Purchaser to purchase from each of them a number of Warrant Shares (and/or Warrants exercisable for a number of Warrant Shares) owned by such holder equal to (1) the total number of shares of Common Stock to be sold by the Existing Shareholders to the Proposed Purchaser (collectively, the "Transfer Interests"), multiplied by (2) a fraction, the numerator of which is the number of Warrant Shares (including the number of Warrant Shares issuable upon the exercise of Warrants) owned by such holder, and the denominator of which is the total number of shares of Common Stock and Warrant Shares (including the number of Warrant Shares issuable upon the exercise of Warrants) owned by the Existing Shareholders and by all of the holders of Warrant Shares. Any Warrants or Warrant Shares purchased from the holders of Warrants pursuant to such provision shall be paid for at the same price per security and upon the same terms and conditions of such proposed transfer by such Existing Shareholders; provided, that the price to be paid by the Proposed Purchaser shall equal the price proposed to be paid per Warrant Share for which such Warrant is exercisable less the exercise price of such Warrant. The Company or the Existing Shareholder proposing to engage in such Transfer shall notify, or cause to be notified, each holder of Warrants in writing of each such proposed Transfer at least 15 days prior to the date thereof. Such notice shall set forth (1) the name of the Proposed Purchaser and the number of shares of Common Stock proposed to be transferred, (2) the name and address of the Proposed Purchaser; (3) the proposed amount of consideration and terms and conditions of payment offered by such Proposed Purchaser (if the proposed consideration is not cash, the notice shall describe the terms of the proposed consideration) and (4) that either the Proposed Purchaser has been informed of the "Tag-Along Right" and has agreed to purchase Warrants or Warrant Shares in accordance with the terms of the Agreement or that the selling Existing Shareholders will make such purchase.

        The Tag-Along Rights may be exercised by any holder of Warrants by delivery of a written notice to the Company (the "Tag-Along Notice"), within five days following his receipt from the Company of the notice specified in the preceding paragraph. The Tag-Along Notice shall state the number of Warrants or Warrant Shares that such holder proposes to include in such transfer to the proposed purchaser determined as aforesaid. Failure to provide a Tag-Along Notice within the five-day notice period shall be deemed to constitute an election by such holder not to exercise its tag-along rights.

        In the event that the Proposed Purchaser does not purchase Warrants or Warrant Shares from the holders on the same terms and conditions as purchased from the Existing Shareholders, then the Existing Shareholders making such Transfer shall purchase such Warrants or Warrant Shares if the Transfer occurs.

        Tag-Along Rights shall terminate upon the effectiveness of any registration statement filed with the SEC with respect to Common Stock in an initial public equity offering or subsequent public equity offering if, after giving effect so such offering, at least 50% of the Fully Diluted number of shares of Common Stock would be held by Persons unaffiliated with the Company and without restriction on transfer under the Securities Act.

        "Exempt Transfer" shall mean a transfer by an Existing Shareholder to an Affiliate of (including family members) such Existing Shareholder.

        "Existing Shareholders" shall mean the Company's shareholders on the Closing Date or any Person that acquires any such shareholder's shares of Common Stock pursuant to an Exempt Transfer (each a "Permitted Transferee") or any of their Permitted Transferees.

        (b) Drag-Along Rights. In the event of any proposed Transfer of shares of Common Stock by any of the Existing Shareholders in any transaction, or a series of related transactions, involving shares of Common Stock aggregating at least 51% of the Fully Diluted Number of shares Common Stock to any other Person (such other Person being hereinafter referred to as the "Proposed Purchaser"), pursuant to an arms-length negotiation and other than pursuant to an Exempt Transfer, the Existing Shareholders shall have the right to require each holder of Warrants and Warrant Shares to transfer to the Proposed Purchaser a number of Warrant Shares (and/or Warrants exercisable for a number of Warrant Shares) owned by such holder equal to (1) the total number of shares (including the number of shares of Common Stock issuable upon the exercise of Warrants) owned by such holder, multiplied by (2) a fraction, the numerator of which is the number of shares to be sold by the Existing Shareholders to the Proposed Purchaser and the denominator of which is the total number of shares then owned by the Existing Shareholders. Any Warrants or Warrant Shares purchased from holders of Warrants pursuant to such provision shall be paid for at the same price per security and upon the same terms and conditions of such proposed transfer by such Existing Shareholders; provided, that the price to be paid by the Proposed Purchaser shall equal the price proposed to be paid per Warrant Share for which such Warrant is exercisable less the exercise price of such Warrant. The Company or the Existing Shareholder proposing to engage in such Transfer shall notify, or cause to be notified, each holder of Warrants in writing of each such proposed transfer at least 15 days prior to the date thereof. Such notice shall set forth (1) the name of the Proposed Purchaser and the number of shares of Common Stock proposed to be transferred, (2) the name and address of the Proposed Purchaser, (3) the proposed amount of consideration and terms and conditions of payment offered by such Proposed Purchaser (if the proposed consideration is not cash, the notice shall describe the terms of the proposed consideration) and (4) that the Proposed Purchaser has been informed of the "Drag-Along Right" and has agreed to purchase the Warrants or Warrant Shares in accordance with the terms of the Agreement or that the selling Existing Shareholders will make such purchase.

        In the event that the Proposed Purchaser does not purchase Warrants or Warrant Shares from holders of Warrants on the same terms and conditions as purchased from the Existing Shareholders, then the Existing Shareholders making such Transfer shall purchase such Warrants and Warrant Shares if the Transfer occurs.

        Drag-Along Rights shall terminate upon the effectiveness of any registration statement filed with the SEC with respect to Common Stock in an initial Public Equity Offering or subsequent Public Equity Offering if, after giving effect to such offering, at least 50% of the Fully Diluted Number of shares of Common Stock would be held by Persons unaffiliated with the Company and without restriction on transfer under the Securities Act.

     16. Notices to Holders of Warrants and the Warrant Agent.
         -----------------------------------------------------

        (a) Upon any adjustment of the Warrant Number pursuant to Section 11 hereof, the Company shall, as soon as reasonably practicable, thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Warrant Number after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence for the Warrant Agent of the correctness of the matters set forth therein, and (ii) cause to be given to each such registered holders of Warrants at the address appearing on the Warrant register for each such registered holder written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 16.

        (b)     In case:

                (i) the Company shall authorize the issuance to all holders of shares of Common Stock or Common Stock Equivalents to subscribe for or purchase shares of Common Stock or of any Common Stock Equivalents;

                (ii) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than issuances of securities of the Company by the Company and other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 11(a) hereof);

                (iii) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

                (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

                (v)     a Change of Control occurs; or

                (vi) the Company proposes to take any action which would require an adjustment of the Warrant Number pursuant to
                        Section 11 hereof; then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of Warrants at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) or, if not reasonably practicable, as soon as reasonably practicable thereafter, prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such Common Stock Equivalents or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 16 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

        (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

     17. Merger, Consolidation or Change of Name of Warrant Agent.
         --------------------------------------------------------

     Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 19 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the

Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

     18.  Warrant Agent.
          -------------

     The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

          (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except as such describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise expressly provided.

          (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants or obligations contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

          (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

          (d) The Warrant Agent in absence of good faith shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, opinion, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its powers and shall not be liable for any error of judgment made in good faith by one of its officers unless the Warrant Agent is held to have been negligent.

          (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution and performance of this Agreement, to reimburse the Warrant Agent for all expenses (including the fees and expenses of its counsel), taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify and hold harmless the Warrant Agent. The Company shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Agreement, including the costs and expenses of enforcing this Agreement against the Company (including this Section 18) and defending itself against any claim (whether asserted by the Company or any holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

          (g) The Warrant Agent, and any shareholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent or shareholder, director, officer or employee under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

          (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

          (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Certificates or Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

          (j) The duties of the Warrant Agent shall be determined solely by the express provisions of this Agreement and the Warrant Agent need perform only those duties that are specifically set forth in this Agreement and no others, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent. In the absence of bad faith on its part, the Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Warrant Agent and conforming to the requirements of this Agreement. However, the Warrant Agent shall examine the certificates and opinions to determine whether or not they conform to the form required by this Agreement.

          (k) Unless otherwise specifically provided in this Agreement, any demand, request, direction or notice from the Company shall be sufficient if signed by an officer of the Company.

     19.  Resignation and Removal of Warrant Agent.
          ----------------------------------------

     No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence or willful misconduct) after giving written notice to the Company. The Company or the holders of a majority of the unexercised Warrants may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company' expense, cause to be mailed (by first class mail, postage prepaid) to each holder of Warrant at his last address as shown on the register of the Company maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 19, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

     20. Registration.
         ------------

     The Company and its subsidiaries and each subsequent holder of Warrants shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. The Company and its subsidiaries and each subsequent holder of Warrant shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Company and its subsidiaries (the "Warrant Registration Rights Agreement").

     21.  Reports.
          -------

          (a) Whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), for so long as any Warrants or Warrant Shares remain outstanding, the Company shall file with the Commission (unless the Commission will not accept such a filing (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company' certified independent accountants, and (ii) all reports that would be required to be filed with the Commission on Form 8-K if the Company was required to file such reports. In addition, if required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability within the period specified in the Commission's rules and regulations (unless the Commission will not accept such filings), and make such information available to securities analysts and prospective investors upon request. Furthermore, for so long as any of the Warrants remain outstanding, the Company shall make available to any prospective purchaser of the Warrants, the information required by Rule 144A(d)(4) under the Securities Act. Any such request should be directed to Daniel P. Robinowitz, President of the

Company, c/o 2231 Valdina Street, Dallas, Texas 75207, telephone (214) 630-7068; facsimile: (214) 630-1261.

          (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the holders of the Warrants under this Section 21. The Warrant Agent shall have no responsibilities with respect to any such reports, except to distribute them to holders of Warrants if required pursuant to this Section 21.

     22. Notices to the Company and Warrant Agent.
         ----------------------------------------

     Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) as follows:

     Windsor Woodmont Black Hawk Resort Corp.
     2231 Valdina Street,
     Dallas, Texas 75207
     Attn: Daniel P. Robinowitz

     With a copy (which shall not constitute notice) to:

     Paul, Hastings, Janofsky & Walker LLP
     399 Park Avenue
     New York, New York 10022
     Attn: William F. Schwitter, Esq.

     In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

     Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

     SunTrust Bank
     225 East Robinson Street, Suite 250
     Orlando, Florida  32801
     Attn:  Deborah L. Moreyra

     23. Supplements and Amendments.
          --------------------------

     The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other changes in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way materially and adversely affect the interests of the holders of Warrants. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of the holders of Warrants shall require the written consent of the holders of a majority of the then outstanding Warrants (excluding Warrants held by the Company or any of its affiliates). The consent of each holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased, the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement) or the exercise period with respect to the Warrants would be shortened.

     24. Successors.
         ----------

     All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder, whether so expressed or not.

     25. Termination.
         -----------

     This Agreement shall terminate at 5:00 p.m., New York City time on March 15, 2010.

     26. GOVERNING LAW.
         -------------

     THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     27. Benefits of This Agreement.
         --------------------------

         (a) Nothing in this Agreement shall be construed to give to any Person or corporation other than the Company, the Warrant Agent and the registered holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of Warrants.

         (b) All rights of action in respect of this Agreement are vested in the holders of the Warrants Certificates, and any holder of any Warrant Certificates, without the consent of the Warrant Agent or the holder of any other Warrant Certificates, may, on such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such holder's Warrants in the manner provided in this Agreement.

     28. Counterparts.
         ------------

     This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     29. Initial Public Offering.
         -----------------------

     The Company shall not make an initial public equity offering of any class of Capital Stock (other than the class of Capital Stock into which the warrants are exercisable) without adopting an amendment to the terms of its articles of incorporation that may be necessary to provide that the Warrant Shares are convertible into such class of Capital Stock on a share-for-share or other equitable basis.

     30. Compliance With Laws.
         --------------------

     The Company shall comply with all applicable laws, including the Securities Act and any applicable state securities laws, in connection with the offer and sale of the Common Stock (and other securities and property deliverable) upon exercise of the Warrants.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this First Warrant Agreement to be duly executed, as of the day and year first above written.

                             Windsor Woodmont Black Hawk Resort Corp.


                             By:    /s/ Michael L. Armstrong
                             -------------------------------------
                             Name:      Michael L. Armstrong
                             Title:     Executive Vice President

                             SunTrust Bank,
                                    as Warrant Agent


                             By:    /s/ Deborah Moreyra
                             -------------------------------------
                             Name:      Deborah Moreyra
                             Title:     First Vice-President

                                   Schedule I


    Purchaser Name              Warrant Number          Fully Diluted Percentage
    --------------              --------------          ------------------------

Purchasers of Notes                 342,744                    20.000%

Libra                                80,031                     4.670%

Hyatt Gaming                         33,887                     1.977%

                                                                       EXHIBIT A

                                [FORM OF WARRANT]
                          [Face of Warrant Certificate]

                               WARRANT CERTIFICATE
                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.

No.  [            ]                      [         ] Warrants ("Warrant Number")
                                                                --------------
                                                   CUSIP Number [              ]
This Warrant Certificate certifies that [ ], or registered assigns, is the registered holder of ________________ (_______) warrants (the "Warrants") to purchase shares of common stock, subject to adjustment (the "Common Stock"), $[____] par value per share, of WINDSOR WOODMONT BLACK HAWK RESORT CORP., a Colorado corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company commencing on the Warrant Exercise Commencement Date (as defined in the Warrant Agreement (as defined below)) until 5:00 p.m. New York City Time on March 15, 2010, the number of fully paid and nonassessable Warrant Shares as set forth in the First Warrant Agreement dated as of March 14, 2000 (the "Warrant Agreement") by and between the Company and the Warrant Agent, subject to adjustment as set forth in Section 11 of the Warrant Agreement, at the exercise price (the "Exercise Price") of $0.01 per share payable pursuant to the provisions of Section 6 of the Warrant Agreement upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Subject to the provisions of the Warrant Agreement, no Warrant may be exercised after 5:00 p.m., New York City Time on March 15, 2010, and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York. Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.
Terms used and not otherwise defined in this Warrant Certificate shall have the meanings given them in the Warrant Agreement.
This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.
This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

IN WITNESS WHEREOF, Windsor Woodmont Black Hawk Resort Corp. has caused this Warrant Certificate to be signed by its authorized officers and may cause its corporate seal to be affixed hereunto or imprinted hereon.
Dated:__________________
                            WINDSOR WOODMONT BLACK HAWK RESORT
                            CORP.1


                            By:
                               -----------------------
                            Name:
                            Title:


                            By:
                               -----------------------
                            Name:
                            Title:



Countersigned:


-----------------------------------,
         as Warrant Agent



By:
   --------------------------------
            Authorized Signatory









--------------------------------
  1 To be signed by (1) Chairman of the Board, Chief Executive Officer, President or a Vice President and (2) Secretary or Assistant Secretary.

                                [FORM OF WARRANT]

                        [Reverse of Warrant Certificate]


          [Unless and until it is exchanged in whole or in part for Warrants in certificated form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]2

                    "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE 'ACT'), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THIS PARAGRAPH. IN ADDITION, COLORADO GAMING AUTHORITIES MAY LIMIT, RESTRICT OR PROHIBIT THE OFFER, SALE, PLEDGE OR TRANSFER OF THIS SECURITY OR THE EXERCISE OF THIS SECURITY INTO COMMON STOCK. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE WARRANT HOLDER:

                              (1) REPRESENTS THAT (i) IT IS A "QUALIFIED
                    INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) (a "QIB"), (ii) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT,
                    (iii) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT (an "IAI")), OR (iv) IT HAS ACQUIRED THIS SECURITY IN COMPLIANCE WITH CLAUSE (vi) OF THE NEXT PARAGRAPH;

                              (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE
                    TRANSFER THIS SECURITY EXCEPT (i) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (ii) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE





---------------------------------
2 This  paragraph is to be included only if the Warrant is in global form.

                    REQUIREMENTS OF RULE 144A UNDER THE ACT, (iii) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (iv) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (v) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (vi) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (vii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND

                              (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO
                    WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                              AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION"
                    AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY AND ALL SECURITIES ISSUED IN EXCHANGE THEREFORE, IN SUBSTITUTION THEREOF OR UPON CONVERSION THEREOF IN VIOLATION OF THE FOREGOING."

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring March 15, 2010 entitling the holder on exercise to receive shares of Common Stock, and are issued or to be issued pursuant to the First Warrant Agreement dated as of March 14, 2000 (the "Warrant Agreement"), duly executed and delivered by the Company to SunTrust Bank, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

          Warrants may be exercised at any time on or after the Warrant Exercise Commencement Date and on or before March 15, 2010; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its corporate trust office set forth in Section 22 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price for the number of Warrant Shares, as adjusted in accordance with the Warrant Agreement, in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Warrant Number set forth on the face hereof may, subject to certain conditions, be adjusted. If the Warrant Number is adjusted, the Warrant Agreement provides that the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

          The holders of the Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of March 14, 2000, by and between the Company and the Company and its subsidiaries.

          Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

          Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

          The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a shareholder of the Company.

                              [FORM OF] SCHEDULE A

                     SCHEDULE OF EXCHANGES OF GLOBAL WARRANT


          The following exchanges of a part of this Global Warrant for an interest in another Global Warrant, or of other Restricted Global Warrants for an interest in this Global Warrant, have been made:



                                                                           Amount of Warrants
                                                                           represented by this
                        Amount of decrease in   Amount of increase in       Global Warrant        Signature of authorized
                        number of Warrants of   number of Warrants of    following such decrease  officer of Warrant Agent
  Date of Exchange       this Global Warrant     this Global Warrant         (or increase)         or Warrant Custodian
-------------------    ----------------------- -----------------------  ------------------------- ------------------------



                                    [FORM OF]

                              ELECTION TO EXERCISE

                   (To be executed upon exercise of Warrants)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive [ ] shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $[ ] in accordance with Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of [ ], whose address is [ ] and that such shares be delivered to [ ] whose address is [ ]. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of [ ], whose address is [ ], and that such Warrant Certificate be delivered to [ ], whose address is [ ].

Date:___________

                                        ----------------------------------------
                                                   (Signature)

                                        Note:     The above signature must
                                                  correspond with the name as
                                                  written upon the face of this
                                                  Warrant Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.



                                        ----------------------------------------
                                                  (Signature Guaranteed)

                                        Note:     Signature must be guaranteed
                                                  by an "eligible guarantor
                                                  institution" meeting the
                                                  requirements of the Warrant
                                                  Agent, which requirements
                                                  include membership or
                                                  participation in the
                                                  Securities Transfer Agents
                                                  Medallion Program ("STAMP") or
                                                  such other "signature
                                                  guarantee program" as may be
                                                  determined by the Warrant
                                                  Agent in addition to, or in
                                                  substitution for, STAMP, all
                                                  in accordance with the
                                                  Securities Exchange Act of
                                                  1934, as amended.




                  Tax Identification or

                  Social Security Number:_____________________

                  Address:
                          ------------------------------------

                                    [FORM OF]

                                   ASSIGNMENT

          For value received [ ] hereby sells, assigns and transfers unto [ ] the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint [ ] attorney, to transfer said Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Date__________________________

                                        ----------------------------------------
                                                       (Signature)

                                        Note:     The above signature must
                                                  correspond with the name as
                                                  written upon the face of this
                                                  Warrant Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.



                                        ----------------------------------------
                                                  (Signature Guaranteed)

                                        Note:     Signature must be guaranteed
                                                  by an "eligible guarantor
                                                  institution" meeting the
                                                  requirements of the Warrant
                                                  Agent, which requirements
                                                  include membership or
                                                  participation in the
                                                  Securities Transfer Agents
                                                  Medallion Program ("STAMP") or
                                                  such other "signature
                                                  guarantee program" as may be
                                                  determined by the Warrant
                                                  Agent in addition to, or in
                                                  substitution for, STAMP, all
                                                  in accordance with the
                                                  Securities Exchange Act of
                                                  1934, as amended.

                                                                       EXHIBIT B


                         FORM OF CERTIFICATE OF TRANSFER


Windsor Woodmont Black Hawk Resort Corp.
---------------------------------------
---------------------------------------
Attn:  ________________________________


---------------------------------------
---------------------------------------
---------------------------------------
Attn:  ________________________________

          Re: Warrants to Purchase Common Stock of Windsor Woodmont Black Hawk Resort Corp.

          Reference is hereby made to the First Warrant Agreement dated as of March 14, 2000 (the "Warrant Agreement"), between Windsor Woodmont Black Hawk Resort Corp. (the "Company"), and SunTrust Bank, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          [ ], (the "Transferor") owns and proposes to transfer the Warrant[s] or interest in such Warrant[s] specified in Annex A hereto, in the amount of [ ] Warrants or interests (the "Transfer"), to [ ] (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

          [CHECK ALL THAT APPLY]

          1. [ ] Check if Transferee will take delivery of a beneficial interest in the 144A Global Warrant or a Definitive Warrant Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

          2. [ ] Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Warrant or a Definitive Warrant pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and
(iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Warrant Agreement and the Securities Act.

          3. [ ] Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Warrant or a Definitive Warrant pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

                 (a) [ ] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

       or

                 (b) [ ] such Transfer is being effected to the Company or a subsidiary thereof;

       or

                 (c) [ ] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

       or

                 (d) [ ] such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit E to the Warrant Agreement and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Warrant and/or the Definitive Warrants and in the Warrant Agreement and the Securities Act.

          4. [ ] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Warrant or of an Unrestricted Definitive Warrant.

                 (a) [ ] Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

                 (b) [ ] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

                 (c) [ ] Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                        ----------------------------------------
                                             [Insert Name of Transferor]


                                        ----------------------------------------
                                                     (Signature)

                                        Note:     The above signature must
                                                  correspond with the name as
                                                  written upon the face of this
                                                  Warrant Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.




                                        ----------------------------------------
                                                  (Signature Guaranteed)

                                        Note:     Signature must be guaranteed
                                                  by an "eligible guarantor
                                                  institution" meeting the
                                                  requirements of the Warrant
                                                  Agent, which requirements
                                                  include membership or
                                                  participation in the
                                                  Securities Transfer Agents
                                                  Medallion Program ("STAMP") or
                                                  such other "signature
                                                  guarantee program" as may be
                                                  determined by the Warrant
                                                  Agent in addition to, or in
                                                  substitution for, STAMP, all
                                                  in accordance with the
                                                  Securities Exchange Act of
                                                  1934, as amended.



Dated:

                       ANNEX A TO CERTIFICATE OF TRANSFER


          1. The Transferor owns and proposes to transfer the following:

             [CHECK ONE OF (a) OR (b)]

             (a)      [ ]     a beneficial interest in the:

                      (i)     [ ]      144A Global Warrant, or

                      (ii)    [ ]      Regulation S Global Warrant, or

                      (iii)   [ ]      IAI Global Warrant, or

             (b)      [ ]     a Restricted Definitive Warrant.

          2.       After the Transfer the Transferee will hold:

                   [CHECK ONE]

             (a)      [ ]      a beneficial interest in the:

                      (i)       [ ]    144A Global Warrant, or

                      (ii)      [ ]    Regulation S Global Warrant, or

                      (iii)     [ ]    IAI Global Warrant, or

                      (iv)      [ ]    Unrestricted Global Warrant, or

             (b)      [ ]      a Restricted Definitive Warrant, or

             (c)      [ ]      an Unrestricted Definitive Warrant.

             in accordance with the terms of the Warrant Agreement.

                                                                       EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE


Windsor Woodmont Black Hawk Resort Corp.
---------------------------------------
---------------------------------------
Attn:  ________________________________


---------------------------------------
---------------------------------------
---------------------------------------
Attn:  ________________________________

          Re: Warrants to Purchase Common Stock of Windsor Woodmont Black Hawk Resort Corp.

          Reference is hereby made to the First Warrant Agreement, dated as of March 14, 2000 (the "Warrant Agreement"), between Windsor Woodmont Black Hawk Resort Corp., as issuer (the "Company"), and SunTrust Bank, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          [ ], (the "Owner") owns and proposes to exchange the Warrant[s] or interest in such Warrant[s] specified herein, in the amount of [ ] Warrant[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

          1. [ ] Exchange of Restricted Definitive Warrants or Beneficial Interests in a Restricted Global Warrant for Unrestricted Definitive Warrants or Beneficial Interests in an Unrestricted Global Warrant

                 (a) [ ] Check if Exchange is from beneficial interest in a Restricted Global Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                 (b) [ ] Check if Exchange is from beneficial interest in a Restricted Global Warrant to Unrestricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                 (c) [ ] Check if Exchange is from Restricted Definitive Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                 (d) [ ] Check if Exchange is from Restricted Definitive Warrant to Unrestricted Definitive Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                 2. [ ] Exchange of Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants for Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants

                 (a) [ ] Check if Exchange is from beneficial interest in a Restricted Global Warrant to Restricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant with an equal amount, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Indenture and the Securities Act.

                 (b) [ ] Check if Exchange is from Restricted Definitive Warrant to beneficial interest in a Restricted Global Warrant. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] [ ] 144A Global Warrant, [ ] Regulation S Global Warrant, [ ] IAI Global Warrant with an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.



                                        ----------------------------------------
                                                 [Insert Name of Owner]


                                        ----------------------------------------
                                                      (Signature)

                                        Note:     The above signature must
                                                  correspond with the name as
                                                  written upon the face of this
                                                  Warrant Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.



                                        ----------------------------------------
                                                  (Signature Guaranteed)

                                        Note:     Signature must be guaranteed
                                                  by an "eligible guarantor
                                                  institution" meeting the
                                                  requirements of the Warrant
                                                  Agent, which requirements
                                                  include membership or
                                                  participation in the
                                                  Securities Transfer Agents
                                                  Medallion Program ("STAMP") or
                                                  such other "signature
                                                  guarantee program" as may be
                                                  determined by the Warrant
                                                  Agent in addition to, or in
                                                  substitution for, STAMP, all
                                                  in accordance with the
                                                  Securities Exchange Act of
                                                  1934, as amended.



          Dated:

                                                                       EXHIBIT D

                            FORM OF CERTIFICATE FROM


                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


Windsor Woodmont Black Hawk Resort Corp.
---------------------------------------
---------------------------------------
Attn:  ________________________________


---------------------------------------
---------------------------------------
---------------------------------------
Attn:  ________________________________

          Re: Warrants to Purchase Common Stock of Windsor Woodmont Black Hawk Resort Corp.

          Reference is hereby made to the First Warrant Agreement, dated as of March 14, 2000 (the "Warrant Agreement"), between Windsor Woodmont Black Hawk Resort Corp., as issuer (the "Company"), and SunTrust Bank, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

          In connection with our proposed purchase of [ ] number of:

          (a) [ ] a beneficial interest in a Global Warrant, or

          (b) [ ] a Definitive Warrant,

          we confirm that:

          1. We understand that any subsequent transfer of the Warrants or any interest therein is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

          2. We understand that the offer and sale of the Warrants have not been registered under the Securities Act, and that the Warrants and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Warrants or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Warrant or beneficial interest in a Global Warrant from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

          3. We understand that, on any proposed resale of the Warrants or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Warrants or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                        ----------------------------------------
                                          [Insert Name of Accredited Investor]


                                        ----------------------------------------
                                                    (Signature)

                                        Note:     The above signature must
                                                  correspond with the name as
                                                  written upon the face of this
                                                  Warrant Certificate in every
                                                  particular, without alteration
                                                  or enlargement or any change
                                                  whatever.



                                        ----------------------------------------
                                                  (Signature Guaranteed)

                                        Note:     Signature must be guaranteed
                                                  by an "eligible guarantor
                                                  institution" meeting the
                                                  requirements of the Warrant
                                                  Agent, which requirements
                                                  include membership or
                                                  participation in the
                                                  Securities Transfer Agents
                                                  Medallion Program ("STAMP") or
                                                  such other "signature
                                                  guarantee program" as may be
                                                  determined by the Warrant
                                                  Agent in addition to, or in
                                                  substitution for, STAMP, all
                                                  in accordance with the
                                                  Securities Exchange Act of
                                                  1934, as amended.

          Dated: